UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02862
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Hasbro, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting").  As of the record date of March 27, 2013 , there were 129,330,359 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal I – Election of Directors
Shareholders approved the election of thirteen directors to serve as directors for a one-year term to expire at the 2014 Annual Meeting, and until their successors are duly elected and qualified.  The voting results for this proposal were as follows:

	For	Withheld	Broker Non-Votes
Basil L. Anderson	100,124,553	818,838	11,917,240
Alan R. Batkin	98,146,692	2,796,699	11,917,240
Frank J. Biondi, Jr.	95,890,499	5,052,892	11,917,240
Kenneth A. Bronfin	100,384,107	559,284	11,917,240
John M. Connors, Jr.	100,334,870	608,521	11,917,240
Michael W.O. Garrett	98,259,705	2,683,686	11,917,240
Lisa Gersh	100,472,374	471,017	11,917,240
Brian D. Goldner	100,387,895	555,496	11,917,240
Jack M. Greenberg	97,224,958	3,718,423	11,917,240
Alan G. Hassenfeld	100,341,264	602,127	11,917,240
Tracy A. Leinbach	100,541,935	401,456	11,917,240
Edward M. Philip	100,160,273	783,118	11,917,240
Alfred J. Verrecchia	99,781,019	1,162,372	11,917,240

Proposal II – Advisory Vote on Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company's compensation of its Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company's 2013 Annual Meeting Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
64,509,750	36,168,114	265,527	11,917,240

Proposal III – Approval of Amendments to the Company's Restated 2003 Stock Incentive Performance Plan
Shareholders approved amendments to the Company's Restated 2003 Stock Incentive Performance Plan. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
90,759,547	9,929,177	254,483	11,917,424

Proposal IV - Ratification of Independent Registered Public Accountants for Fiscal Year 2013
Shareholders ratified the appointment of KPMG LLP to serve as the Company's independent registered public accountants for its 2013 fiscal year.  The voting results for this proposal were as follows:

For	Against	Abstain
111,977,038	708,301	175,292

Proposal V – Shareholder Proposal Entitled "Supplier Sustainability Reporting"
Shareholders did not approve the shareholder proposal entitled "Supplier Sustainability Reporting."  The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,556,560	80,216,556	18,170,091	11,917,424

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 29, 2013